UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-KSB

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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): November 30, 2005

                         Commission File Number: 0-29195

                           ONSCREEN TECHNOLOGIES, INC.
                 (Name of Small Business Issuer in Its Charter)

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        Colorado                                                  84-1463284
(State or jurisdiction of                                     (I.R.S. Employer
incorporation or organization)                               Identification No.)


600 NW 14th Avenue, Suite 100, Portland, Oregon                      97209
    (Address of Principal Executive Offices)                      (zip code)

                                 (503) 417-1700
                         (Registrant's telephone number)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a- 12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.1 4d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 7.01  Regulation FD Disclosure

Robert Gowans to serve as Vice President of Sales and Business Development. Effective November 22, 2005, Robert Gowans was appointed Vice President of Sales and New Business Development. Mr. Gowans is an accomplished executive with more than 20 years of experience in Strategic Planning, Business Development, Information Technology, at leading technology companies, including Intel. His roles have included CEO and CTO with both private and public technology and telecommunications companies.

Exhibits

99.1     Robert Gowans November 29, 2005 Press Release

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Signed and submitted this 30th day of November 2005.


                                            OnScreen Technologies, Inc.
                                                    (Registrant)

                                            by: /s/ Charles R. Baker
                                               --------------------------------
                                               Charles R. Baker as CEO/Chairman